Offerings - Offering: 1	Apr. 17, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 3,075,091.76
Amount of Registration Fee	$ 424.67
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 300,893 shares of beneficial interest ("Shares") of Eagle Point Trinity Senior Secured Lending Company (the "Fund") at a price equal to $10.22 per Share, which represents the Fund's net asset value as of January 31, 2026. (2) Calculated at $138.10 per $1,000,000 of the transaction value of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026, which is effective October 1, 2025.